                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      /X/        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                         MERISTAR HOTELS & RESORTS, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       n/a
          ------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if other than the
                                   Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1) Title of each class of securities to which transaction applies:

                ----------------------------------------------------------

           (2) Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------

           (4)  Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------

           (5)  Total fee paid:

                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

                ----------------------------------------------------------

           (2)  Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------

           (3)  Filing Party:

                ----------------------------------------------------------

           (4)  Date Filed:

                ----------------------------------------------------------

      MeriStar Hotels & Resorts, Inc., a Delaware corporation ("MeriStar"), American Skiing Company, a Delaware corporation ("American Skiing ") and ASC Merger Sub, Inc., a Delaware corporation ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of December 8, 2000 (the " Merger Agreement"). MeriStar, American Skiing and Merger Sub entered into an Amendment to Merger Agreement dated February 21, 2001 (the "Amendment"). Among other things, the Amendment changes the consideration to received by MeriStar common stock holders in connection with the merger. Each share of MeriStar's common stock will now be exchanged for the right to receive 1.75 shares of American Skiing common stock. The Amendment is attached to MeriStar's current report on Form 8-K to be filed with the Securities and Exchange Commission. In connection with the Amendment, MeriStar has issued the press release attached hereto as
Exhibit 99.1.

      On February 22, 2001, Meristar also announced its fourth-quarter and year-end results in a press release. That press release is attached hereto as
Exhibit 99.2.

      American Skiing Company filed a Registration Statement on Form S-4 on January 8, 2001, (file no. 333-53406) with the SEC in connection with the merger transaction. The Form S-4, once it has been declared effective by the SEC, will contain a final prospectus and proxy statement for the special meetings of both American Skiing and MeriStar Hotels & Resorts, Inc. and other documents. American Skiing and MeriStar plan to mail the final joint proxy statement and prospectus contained in the Form S-4 to their stockholders. The Form S-4 and final joint proxy statement and prospectus will contain important information about American Skiing, MeriStar, the merger and related matters. Investors and stockholders should read the final joint proxy statement and prospectus and the other documents filed with the SEC in connection with the merger carefully before they make any decision with respect to the merger. A copy of the merger agreement with respect to the merger was filed by both American Skiing and MeriStar as an exhibit to each company's respective Form 8-K dated December 11, 2000. The Form S-4, the final joint proxy statement and prospectus, the Form 8-Ks and all other documents filed with the SEC in connection with the merger transaction are available and free of charge at the SEC's web site, at www.sec.gov. In addition, the final joint proxy statement and prospectus, the Form 8-K and all other documents filed with the SEC in connection with the merger will be made available to investors free of charge by calling or writing to the contact address listed below.

Melissa Thompson
Director, Corporate Communications
MeriStar Hotels & Resorts
(202) 295-2228

      In addition to the Form S-4, the final joint proxy statement and prospectus and the other documents filed with the SEC in connection with the merger, both American Skiing and MeriStar are obligated to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information filed with the SEC at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Filings with the SEC also are available to the public from commercial document-retrieval services and at the web site maintained by the SEC at www.sec.gov.

      MeriStar Hotels & Resorts, Inc. will be, and certain other persons named below may be, soliciting proxies from MeriStar's stockholders in favor of the transaction. Some of the directors and executive officers of MeriStar and some of the directors and executive officers of American Skiing may be deemed to be participants in MeriStar's solicitation of proxies.

      The participants in the solicitation include the following directors and officers of MeriStar:


NAME                                                         TITLE
----                                                         -----

Daniel R. Doctoroff (2)..................  Director

Kent R. Hance (2)........................  Director

Steven D. Jorns..........................  Director

S. Kirk Kinsell (1)......................  Director

David E. McCaslin........................  Director and President

James B. McCurry (1)(2)..................  Director

Paul W. Whetsell.........................  Chairman and Chief Executive Officer

James R. Worms (1).......................  Director

James A. Calder..........................  Chief Financial Officer

John Emery...............................  Chief Operating Officer

Louis Schaab.............................  Senior Vice President, Finance

John E. Plunket..........................  Executive Vice President, Finance and
                                             Development

Christopher L. Bennett...................  Vice President, Legal and Secretary

Bruce Riggins............................  Director of Finance

Melissa Thompson.........................  Director of Corporate Communications

----------

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

      In addition, Daly Gray Public Relations is participating in the solicitation.

Exhibits:

Exhibit 99.1 Press release regarding the amendment to the merger agreement with American Skiing, dated February 22, 2001.

Exhibit 99.2 Press release regarding fourth-quarter and year-end results, dated February 22, 2001.